UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                OCTOBER 27, 2004
                Date of Report (Date of earliest event reported)

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

        DELAWARE                        1-5740                        95-2039518
  (State or other             (Commission File Number)          (I.R.S. Employer
 jurisdiction of                                          Identification Number)
   incorporation)

                            3050 EAST HILLCREST DRIVE
                           WESTLAKE VILLAGE, CALIFORNIA          91362
                    (Address of principal executive offices) (Zip Code)

                                 (805) 446-4800
              (Registrant's telephone number, including area code)


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ITEM 2.02           RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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                  On October 27, 2004, Diodes Incorporated issued a press
release announcing third quarter 2004 earnings. A copy of the press release is attached as Exhibit 99.1.

                  The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1984, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS

                  Exhibit 99.1 - Press Release dated October 27, 2004




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 27, 2004                            DIODES INCORPORATED

                                                     By /s/ Carl C. Wertz
                                                     CARL C. WERTZ
                                                     Chief Financial Officer


                                  EXHIBIT INDEX

EXHIBIT    DESCRIPTION
NUMBER

99.1     Press Release dated October 27, 2004


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